UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant	☑	Filed by a Party other than the Registrant	◻

Check the appropriate box:

◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
☑	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12

ADVANCED ENERGY INDUSTRIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☑	No fee required.
◻	Fee paid previously with preliminary materials.
◻	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your control number Your vote matters! Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held On April 24, 2025 For stockholders of record as of March 4, 2025 Meeting Materials: Notice of Meeting, Proxy Statement, and Annual Report To order paper materials, use one of the following methods. Internet: www.investorelections.com/AEIS Call: 1-866-648-8133 E-mail: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved Advanced Energy Industries, Inc. Annual Meeting of Stockholders Thursday, April 24, 2025 9:00 AM, Mountain Daylight Time The Elizabeth Hotel, 111 Chestnut Street, Fort Collins, CO 80524 For a convenient way to view proxy materials and VOTE, or to obtain directions to attend the meeting in person and vote, go to www.proxydocs.com/AEIS To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. Unless requested, you will not otherwise receive a paper or e-mail copy. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before April 14, 2025. styleINA P.O. BOX 8016, CARY, NC 27512-9903 SEE REVERSE FOR FULL AGENDA

PROPOSAL 1. Election of ten (10) directors; 1.01 Grant H. Beard 1.02 Frederick A. Ball 1.03 Anne T. DelSanto 1.04 Tina M. Donikowski 1.05 Ronald C. Foster 1.06 Stephen D. Kelley 1.07 Lanesha T. Minnix 1.08 David W. Reed 1.09 John A. Roush 1.10 Brian M. Shirley 2. Ratification of the appointment of Ernst & Young LLP as Advanced Energy's independent registered public accounting firm for 2025; 3. Advisory approval of the compensation of Advanced Energy's named executive officers; and 4. Any other matters of business properly brought before the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE: "FOR" ON PROPOSALS 1, 2 AND 3 Advanced Energy Industries, Inc. Annual Meeting of Stockholders to be held of April 24, 2025 This is an overview of the proposals being presented at the annual meeting and not a votable ballot. Please follow the instructions on the reverse side to vote these important matters.